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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 14, 1994

                              ANR PIPELINE COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                   1-7320                   38-1281775
     (STATE OR OTHER            (COMMISSION             (I.R.S. EMPLOYER
      JURISDICTION              FILE NUMBER)            IDENTIFICATION NO.)
    OF INCORPORATION)


           500 RENAISSANCE CENTER
             DETROIT, MICHIGAN                         48243-1902
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (313) 496-0200

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c) Exhibits.

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
      (1)  Underwriting agreement dated February 14, 1994, between the Company and Citicorp Securities, Inc. as Representative of the Underwriters.
      (12) Ratio of Earnings to Fixed Charges.
      (28) Press release dated February 15, 1994.
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ANR Pipeline Company
                                                      (Registrant)

                                                    Austin M. O'Toole
Date: February 15, 1994                   By: _________________________________
                                                    Austin M. O'Toole
                                                  Senior Vice President